Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Disclosure of income tax [text block]

Income Taxes

in € m.	2017	2016	2015
Current tax expense (benefit):
Tax expense (benefit) for current year	874	881	1,385
Adjustments for prior years	(145)	(23)	277
Total current tax expense (benefit)	729	858	1,662
Deferred tax expense (benefit):
Origination and reversal of temporary difference, unused tax losses and tax credits	(113)	(276)	(378)
Effect of changes in tax law and/or tax rate	1,437	(3)	140
Adjustments for prior years	(90)	(33)	(749)
Total deferred tax expense (benefit)	1,234	(312)	(987)
Total income tax expense (benefit)	1,963	546	675

Income tax expense includes policyholder tax attributable to policyholder earnings, amounting to an income tax expense of € 23 million in 2016 and an income tax benefit of € 0.4 million in 2015.

Total current tax expense includes benefits from previously unrecognized tax losses, tax credits and deductible temporary differences, which reduced the current tax expense by € 5 million in 2017, by € 7 million in 2016 and by € 3 million in 2015.

Total deferred tax expense includes benefits from previously unrecognized tax losses (tax credits/deductible temporary differences) and the reversal of previous write-downs of deferred tax assets and expenses arising from write-downs of deferred tax assets, which increased the deferred tax expense by € 163 million in 2017. In 2016 these effects increased the deferred tax benefit by € 38 million and in 2015 these effects decreased the deferred tax benefit by € 187 million.

Deferred tax assets and liabilities are measured based on the tax rates that are expected to apply in the period that the asset is realized or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted at the balance sheet date. Accordingly, with the enactment of the new U.S. tax law known as the ‘Tax Cuts and Jobs Act” or “TCJA” on December 22, 2017, the Bank recorded a one-time tax charge from the re-measurement of its U.S. deferred tax assets and liabilities to reflect the reduction in the U.S. federal statutory tax rate from 35 % to 21%. The total charge amounted to € 1,446 million of which € 1,437 million is recorded as income tax expense in net income and € 8 million is recorded directly in other comprehensive income.

Difference between applying German statutory (domestic) income tax rate and actual income tax expense/(benefit)

in € m.	2017	2016	2015
Expected tax expense (benefit) at domestic income tax rate of 31.3% (31.3% for 2016 and 31% for 2015)	384	(254)	(1,890)
Foreign rate differential	(37)	(38)	(157)
Tax-exempt gains on securities and other income	(431)	(599)	(345)
Loss (income) on equity method investments	(21)	(19)	(21)
Nondeductible expenses	540	1,074	1,288
Impairments of goodwill	0	250	1,407
Changes in recognition and measurement of deferred tax assets[1]	159	(45)	184
Effect of changes in tax law and/or tax rate	1,437	(3)	140
Effect related to share-based payments	14	66	(5)
Effect of policyholder tax	0	23	0
Other[1]	(82)	91	74
Actual income tax expense (benefit)	1,963	546	675

[1] Current and deferred tax expense/(benefit) relating to prior years are mainly reflected in the line items “Changes in recognition and measurement of deferred tax assets” and “Other”.

The Group is under continuous examinations by tax authorities in various jurisdictions. In 2015 “Other” in the preceding table mainly includes the effects of these examinations by the tax authorities.

The domestic income tax rate, including corporate tax, solidarity surcharge, and trade tax, used for calculating deferred tax assets and liabilities was 31.3 % for 2017, 31.3 % for 2016 and 31.0 % for 2015.

Income taxes charged or credited to equity (other comprehensive income/additional paid in capital)

in € m.	2017	2016	2015
Actuarial gains/losses related to defined benefit plans	(23)	344	(213)
Financial assets available for sale:
Unrealized net gains/losses arising during the period	4	20	104
Net gains/losses reclassified to profit or loss	99	81	10
Derivatives hedging variability of cash flows:
Unrealized net gains/losses arising during the period	4	(14)	3
Net gains/losses reclassified to profit or loss	42	1	(6)
Other equity movement:
Unrealized net gains/losses arising during the period	2	(71)	(90)
Net gains/losses reclassified to profit or loss	(5)	100	(2)
Income taxes (charged) credited to other comprehensive income	123	461	(194)
Other income taxes (charged) credited to equity	73	93	72

Major components of the Group’s gross deferred tax assets and liabilities

in € m.	Dec 31, 2017	Dec 31, 2016
Deferred tax assets:
Unused tax losses	2,985	3,931
Unused tax credits	387	358
Deductible temporary differences:
Trading activities	6,725	7,248
Property and equipment	239	458
Other assets	1,391	1,606
Securities valuation	44	80
Allowance for loan losses	816	1,039
Other provisions	899	1,079
Other liabilities	1,246	1,353
Total deferred tax assets pre offsetting	14,732	17,152
Deferred tax liabilities:
Taxable temporary differences:
Trading activities	6,618	7,128
Property and equipment	45	57
Other assets	574	560
Securities valuation	297	381
Allowance for loan losses	24	29
Other provisions	377	355
Other liabilities	344	462
Total deferred tax liabilities pre offsetting	8,279	8,972

Deferred tax assets and liabilities, after offsetting

in € m.	Dec 31, 2017	Dec 31, 2016
Presented as deferred tax assets	6,799	8,666
Presented as deferred tax liabilities	346	486
Net deferred tax assets	6,453	8,180

The change in the balance of deferred tax assets and deferred tax liabilities does not equal the deferred tax expense/(benefit). This is due to (1) deferred taxes that are booked directly to equity, (2) the effects of exchange rate changes on tax assets and liabilities denominated in currencies other than euro, (3) the acquisition and disposal of entities as part of ordinary activities and (4) the reclassification of deferred tax assets and liabilities which are presented on the face of the balance sheet as components of other assets and liabilities.

Items for which no deferred tax assets were recognized

in € m.	Dec 31, 2017 [1]	Dec 31, 2016 [1]
Deductible temporary differences	(34)	1
Not expiring	(4,875)	(4,368)
Expiring in subsequent period	(19)	(189)
Expiring after subsequent period	(450)	(746)
Unused tax losses	(5,344)	(5,303)
Expiring after subsequent period	(11)	(13)
Unused tax credits	(12)	(14)

[1]Amounts in the table refer to deductible temporary differences, unused tax losses and tax credits for federal income tax purposes.

Deferred tax assets were not recognized on these items because it is not probable that future taxable profit will be available against which the unused tax losses, unused tax credits and deductible temporary differences can be utilized.

As of December 31, 2017 and December 31, 2016, the Group recognized deferred tax assets of € 5.9 billion and € 5.8 billion, respectively, that exceed deferred tax liabilities in entities which have suffered a loss in either the current or preceding period. This is based on management’s assessment that it is probable that the respective entities will have taxable profits against which the unused tax losses, unused tax credits and deductible temporary differences can be utilized. Generally, in determining the amounts of deferred tax assets to be recognized, management uses historical profitability information and, if relevant, forecasted operating results, based upon approved business plans, including a review of the eligible carry-forward periods, tax planning opportunities and other relevant considerations.

As of December 31, 2017 and December 31, 2016, the Group had temporary differences associated with the Group’s parent company’s investments in subsidiaries, branches and associates and interests in joint ventures of € 72 million and € 67 million respectively, in respect of which no deferred tax liabilities were recognized.